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                                                                    EXHIBIT 10.1

                             SUBSCRIPTION AGREEMENT

                  SUBSCRIPTION AGREEMENT (this "Agreement") made as of the date set forth on the signature page hereof between BioSante Pharmaceuticals, Inc., a Delaware corporation (the "Company") and the undersigned (the "Subscriber").

                                   WITNESSETH:

                  WHEREAS, the Company is offering in a private placement to accredited investors (the "Offering") up to 2,949,207 shares of its common stock, par value $0.0001 per share (the "Common Stock") at a price equal to $6.00 per share (the "Offering Price"), and warrants to purchase shares of Common Stock equal to fifteen percent (15%) of the total number of shares sold to Subscriber in the Offering at an exercise price per share equal to $7.00 (the "Warrants"). The Warrants are issued for a four year and nine-month period. The shares of Common Stock and Warrants offered hereby are sometimes referred to as the "Securities;" and

                  WHEREAS, the Subscriber desires to purchase that number of Securities set forth on the signature page hereof on the terms and conditions hereinafter set forth; and

                  WHEREAS, the Company has engaged Leerink Swann & Company (the "Placement Agent") as placement agent for the Offering on a "best-efforts" basis.

                  NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto agree as follows:

I.        SUBSCRIPTION FOR SECURITIES AND REPRESENTATIONS BY SUBSCRIBER

1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company such Securities as is set forth upon the signature page hereof and the Company agrees to sell such Securities to the Subscriber for said purchase price. The purchase price is payable by wire transfer of immediately available funds contemporaneously with the execution and delivery of this Agreement by the Subscriber. All wires should be sent to:

                  JP Morgan Chase
                  55 Water Street
                  New York, NY 10041
                  ABA# 021 000 021
                  Account#: 323 213 251
                  Attn: Henry Reinhold

                  Certificates for the shares of Common Stock and the Warrants will be delivered by the Company to the Subscriber promptly following the Closing (as herein defined). Notwithstanding the foregoing, the Subscriber acknowledges that the final approval of the American Stock Exchange is required in connection with the issuance of the Common Stock and,

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accordingly, the Securities may be subject to return to the Company in exchange for the return of the full purchase price of the Securities to the Subscriber.

                   1.2 The Subscriber recognizes that the purchase of Securities involves a high degree of risk in that (i) the Company remains an early stage business with a limited operating history and will require funds in addition to the proceeds of the Offering; (ii) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company; (iii) the Subscriber may not be able to liquidate its investment; (iv) transferability of the Securities is extremely limited; and (v) in the event of a disposition, the Subscriber could sustain the loss of its entire investment.

                   1.3 The Subscriber represents that the Subscriber is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended, (the "Act"), as indicated by the responses to the questions contained in Section VII hereof, and that the Subscriber is able to bear the economic risk and illiquidity of an investment in the Securities.

                   1.4 The Subscriber hereby acknowledges and represents that
(i) the Subscriber has prior investment experience, including investment in non-listed and unregistered securities, or that the Subscriber has employed the services of an investment advisor, attorney and/or accountant to read all of the documents furnished or made available by the Company both to the Subscriber and to all other prospective investors to evaluate the merits and risks of such an investment on the Subscriber's behalf; (ii) the Subscriber recognizes the highly speculative nature of an investment in the Securities; and (iii) the Subscriber is able to bear the economic risk and illiquidity which the Subscriber assumes by investing in the Securities.

                   1.5 The Subscriber (i) hereby represents that the Subscriber has been furnished by the Company during the course of this transaction with and has carefully read the Company's SEC Filings (as hereafter defined), including without limitation the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, the additional risk factors specific to the Common Stock and the Offering contained in Schedule 1.5 (together with the SEC Filings, the "Offering Documents"), and all other information regarding the Company which the Subscriber has requested or desired to know; (ii) has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the Offering; and (iii) has received any additional information which the Subscriber has requested.

                   1.6 (a) To the extent necessary, the Subscriber has retained, at its own expense, and relied upon the advice of appropriate professionals regarding the investment, tax and legal merits and consequences of this Agreement and its purchase of the Securities hereunder.

                       (b) The Subscriber represents that (i) the Subscriber was contacted regarding the sale of the Securities by the Placement Agent (or an authorized agent or representative thereof) with whom the Subscriber had a prior substantial pre-existing relationship and (ii) no Securities were offered or sold to it by means of any form of general solicitation or


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general advertising, and in connection therewith the Subscriber did not (A)
receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit or generally available; or (B) attend any seminar, meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

                  1.7 The Subscriber hereby acknowledges that the Offering has not been reviewed by the United States Securities and Exchange Commission (the "SEC") because of the Company's representations that this Offering is intended to be exempt from the registration requirements of Section 5 of the Act pursuant to Sections 3(b), 4(2) and/or 4(6) thereof and Regulation D promulgated under the Act. The Subscriber agrees that the Subscriber will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities, except in compliance with the Act and the rules and regulations promulgated thereunder.

                  1.8 The Subscriber understands that none of the Securities have been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon the Subscriber's investment intention. In this connection, the Subscriber hereby represents that the Subscriber is purchasing the Securities for the Subscriber's own account for investment and not with a view toward the resale or distribution thereof to others. The Subscriber, if an entity, was not formed for the purpose of purchasing the Securities. The Subscriber understands that Rule 144 promulgated under the Act requires, among other conditions, a one-year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Act.

                  1.9 The Subscriber understands and hereby acknowledges that the Company is under no obligation to register the Securities under the Act or any state securities or "blue sky" laws other than as set forth in Section V. The Subscriber consents that the Company may, if it desires, permit the transfer of the Securities out of the Subscriber's name only when the Subscriber's request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act or any applicable state "blue sky" laws (collectively, "Securities Laws").

                  1.10 The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Securities indicating that such Securities have not been registered under the Act or any state securities or "blue sky" laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Subscriber is aware that the Company will make a notation in its appropriate records and issue "stop transfer" instructions to its transfer agent with respect to the restrictions on the transferability of such Securities.

                  1.11 The Subscriber understands that the Company will review this Agreement and, if such Subscriber is an individual, hereby gives authority to the Company to call Subscriber's bank or place of employment (in a call in which the Placement Agent participates) or otherwise review the financial standing of the Subscriber; and it is further agreed that upon


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their mutual agreement the Placement Agent and the Company reserve the unrestricted right, without further documentation or agreement on the part of the Subscriber, to reject or limit any subscription, to accept subscriptions for Securities and to close the Offering to the Subscriber at any time.

                  1.12 The Subscriber hereby represents that the address of the Subscriber furnished by the Subscriber on the signature page hereof is the Subscriber's principal residence if the Subscriber is an individual or its principal business address if it is a corporation or other entity.

                  1.13 The Subscriber represents that the Subscriber has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and to purchase the Securities subscribed for hereby. This Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms.

                  1.14 If the Subscriber is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other entity, then (a) it is authorized and qualified to become an investor in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so, and (b) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

                  1.15 The Subscriber represents and warrants that the Subscriber is not (a) a broker or dealer admitted to membership in the National Association of Securities Dealers, Inc. ("NASD"), (b) a controlling stockholder of an NASD member, or (c) a person associated with a member of the NASD.

                  1.16 The Subscriber represents and warrants that it has not engaged, consented to nor authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. The Subscriber shall indemnify and hold harmless the Company from and against all fees, commissions or other payments owing to any such person or firm acting on behalf of such Subscriber hereunder.

                  1.17 The Subscriber acknowledges that (a) the Company has engaged, consented to and authorized the Placement Agent in connection with the transactions contemplated by this Agreement, (b) the Company shall pay the Placement Agent a commission and reimburse the Placement Agent's expenses and the Company shall indemnify and hold harmless the Subscriber from and against all fees, commissions or other payments owing by the Company to the Placement Agent or any other person or firm acting on behalf of the Company hereunder and
(c) registered representatives of the Placement Agent and/or its designees (including, without limitation, registered representatives of the Placement Agent and/or its designees who participate in the Offering and sale of the securities sold in the Offering) will be paid a portion of the commissions paid to the Placement Agent.




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                  1.18 The Subscriber, whose name appears on the signature line below, shall be the beneficial owner of the Securities for which such Subscriber subscribes.

                  1.19 The Subscriber agrees that from the time the Subscriber was first contacted by the Placement Agent regarding the Offering, until a point in time equal to the earlier of (i) the date that the Registration Statement (as defined in Section 5.2(a)) is declared effective by the SEC) or (ii) four months from the date hereof, the Subscriber has not and shall not, directly or indirectly, through related parties, affiliates or otherwise, (A) sell "short" or "short against the box" (as those terms are generally understood) any equity security of the Company or (B) otherwise engage in any transaction that involves hedging of the Subscriber's position in any equity security of the Company.

                  1.20 The Subscriber understands, acknowledges and agrees with the Company as follows:

                           (a) The Company may terminate the Offering or reject
any subscription at any time in its sole discretion. The execution of this Agreement by the Subscriber or solicitation of the investment contemplated hereby shall create no obligation on the part of the Company or the Placement Agent to accept any subscription or complete the Offering.

                           (b) The Subscriber hereby acknowledges and agrees
that the subscription hereunder is irrevocable by the Subscriber, and that, except as required by law, the Subscriber is not entitled to cancel, terminate or revoke this Agreement or any agreements of the Subscriber hereunder and that if the Subscriber is an individual this Agreement shall survive the death or disability of the Subscriber and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

                           (c) No federal or state agency or authority has made
any finding or determination as to the accuracy or adequacy of the Offering Documents or as to the fairness of the terms of the Offering nor any recommendation or endorsement of the Securities. Any representation to the contrary is a criminal offense. In making an investment decision, the Subscriber must rely on its own examination of the Company and the terms of the Offering, including the merits and risks involved.

II.      REPRESENTATIONS BY THE COMPANY

         The Company hereby represents and warrants to the Subscriber that:

                  2.1 Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and lawful authority to conduct its business as presently conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business presently conducted by it or the properties owned, leased or operated by it, makes such qualification or licensing necessary and where the failure to be so qualified or licensed would have a material adverse effect upon the business, prospects or financial condition of the Company.



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                  2.2 Capitalization and Voting Rights. The authorized capital stock of the Company is as set forth in its most recent SEC Filing (as hereafter defined), 14,820,138 shares of common stock and 404,102 shares of class C special stock of which are issued and outstanding as of May 7, 2004. All issued and outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable. Except as set forth in this Agreement or in the SEC Filings, there are no outstanding options, warrants, agreements, commitments, convertible securities, preemptive rights or other rights to subscribe for or to purchase any shares of capital stock of the Company nor are there any agreements, promises or commitments to issue any of the foregoing. Except as set forth in the SEC Filings, in this Agreement and as otherwise required by law, there are no restrictions upon the voting or transfer of the Securities pursuant to the Company's Amended and Restated Certificate of Incorporation, as amended, (the "Certificate of Incorporation"), By-laws or other governing documents or any agreement or other instruments to which the Company is a party or by which the Company is bound; provided, however, that the Securities will be subject to restrictions on transfer and Securities Laws (as hereafter defined) as provided herein.

                  2.3 Authorization; Enforceability. The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Securities and the performance of the Company's obligations hereunder has been taken. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. The Securities have been duly and validly authorized and, upon the issuance and delivery thereof and payment therefor as contemplated by this Agreement, will be free and clear of liens (other than any liens created by or imposed on the holders thereof through no action of the Company), duly and validly authorized and issued, fully paid and nonassessable. The issuance and sale of the Securities contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person.

                  2.4 No Conflict; Governmental Consents.

                           (a) The execution and delivery by the Company of this
Agreement, the consummation of the transactions contemplated hereby and the offer and sale of the Securities will not result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound that would have a material adverse effect upon the business or financial condition of the Company, or of any provision of the Certificate of Incorporation or By-laws of the Company, and will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the


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Company that would have a material adverse effect upon the business or financial condition of the Company.

                           (b) No consent, waiver, approval, authorization or
other order of any governmental authority or other third-party is required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or with the authorization, issuance and sale of the Securities, except for such consents, waivers, approvals, authorizations, orders or filings as may be required to be obtained or made, and which shall have been obtained or made at or prior to the required time and except for such consents, waivers, approvals, authorizations, orders or filings that would not materially adversely affect the business, property, financial condition or results of operations of the Company.

                  2.5 Licenses. The Company has all licenses, permits and other governmental authorizations currently required for the conduct of its business or ownership of properties and is in all material respects complying therewith, except for any licenses, permits or other governmental authorizations which would not materially adversely affect the business, property, financial condition, or results of operations of the Company.

                  2.6 Litigation. Except as set forth in Schedule 2.6, the Company knows of no pending or threatened legal or governmental proceedings against the Company which could materially adversely affect the business, property, financial condition or results of operations of the Company.

                  2.7 Accuracy of Reports. All reports required to be filed by the Company within the twelve (12) months prior to the date of this Agreement under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), have been duly and timely filed with the SEC. All such reports complied at the time of their respective filing dates in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable, and all rules and regulations thereunder of their respective forms. None of such reports contained (as of their respective dates) any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

                  2.8 Investment Company. The Company is not an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

                  2.9 RESERVED.

                  2.10 No Material Adverse Change. Since the filing of the Company's most recent SEC Report, there has not been any material adverse change (financial or otherwise) in the assets, properties, financial condition, operating results or business of the Company.

                  2.11 Financial Statements. The financial statements included in the Company's most recent Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 and all other reports filed by the Company with the SEC pursuant to the Exchange Act since the filing of


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such Annual Report on Form 10-KSB and prior to the date hereof (collectively, the "SEC Filings") present fairly and accurately in all material respects the financial position of the Company as of the dates shown and its results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis (except as may be indicated thereon or in the notes thereto and subject, in the case of unaudited financial statements, to normal adjustments). Except as set forth in the financial statements of the Company included in the SEC Filings filed prior to the date hereof, to the Company's knowledge, the Company has no liabilities, contingent or otherwise, except those which individually or in the aggregate are not material to the financial condition or operating results of the Company.

                  2.12 Compliance with Laws. Neither the Company nor, to the Company's knowledge, any Person (as hereafter defined) acting on the Company's behalf and in accordance with the Company's instructions, has conducted any general solicitation or general advertising (as those terms are used in Regulation D of the Act) in connection with the offer or sale of the Securities. Neither the Company nor any of its Affiliates (as hereafter defined), nor, to the Company's knowledge, any Person acting on the Company's or on the behalf of its Affiliates and in accordance with the Company's instructions, has, directly or indirectly, made any offers or sales of any security of the Company or solicited any offers to buy any security of the Company, under circumstances that would adversely affect reliance by the Company on Section 4(2) of the Act for the exemption from registration for the transactions contemplated hereby or would require registration of the Securities under the Act. The Company is in compliance with the requirements of the American Stock Exchange "(AMEX") for continued listing of the Common Stock thereon and has not received any notification that, and has no knowledge that, the AMEX is contemplating terminating such listing nor, to the Company's knowledge, is there any basis therefore. The transactions contemplated by this Agreement will not contravene the rules and regulations of the AMEX, however, the approval of the AMEX will be required for the issuance and sale of the Shares and the Warrant Shares and the Company will use commercially reasonable efforts to obtain such approval. The Company has filed a subsequent listing application for listing the Securities on and hereby represents and warrants to the Placement Agent and the Subscriber that it will take any other necessary action in accordance with the rules of the AMEX to enable the Securities to trade on the AMEX.

III.     TERMS OF SUBSCRIPTION

                  3.1 The Offering is for up to 2,949,207 shares of Common Stock and Warrants. The Securities are offered on a "best efforts" basis.

                  3.2 Upon the mutual consent of the Company and the Placement Agent, this Offering may close (the "Closing") prior to the sale of all 2,949,207 shares of Common Stock and there is no assurance that all 2,949,207 shares of Common Stock will be sold. The Closing shall occur at the discretion of the Company and the Placement Agent (the "Closing Date"). The purchase price is payable by wire transfer of immediately available funds as provided in
Section 1.1.




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                  3.3 The Subscriber hereby authorizes and directs the Company to deliver the Securities to be issued to the Subscriber pursuant to this Agreement directly to the Subscriber's account maintained by the Placement Agent or, if no such account exists, to the residential or business address indicated on the signature page hereto.

                  3.4 The Subscriber hereby authorizes and directs the Company to return any funds related to unaccepted subscriptions to the same account from which the funds were drawn, including any customer account maintained with the Placement Agent.

IV.      CONDITIONS TO OBLIGATIONS OF THE SUBSCRIBERS AND THE COMPANY

                  4.1 The Subscribers' obligation to purchase the Securities at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions, which conditions may be waived at the option of each Subscriber to the extent permitted by law:

                           (a) Representations and Warranties. The
representations and warranties made by the Company in Section II hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.

                           (b) Covenants. All covenants, agreements and
conditions contained in this Agreement to be performed by the Company on or prior to such purchase shall have been performed or complied with in all material respects.

                           (c) No Legal Order Pending. There shall not then be
in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

                           (d) No Law Prohibiting or Restricting Such Sale.
There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person to issue the Securities which consent or approval shall not have been obtained (except as may otherwise be provided in this Agreement).

                           (e) Legal Opinion. Upon the Closing, counsel to the
Company shall have delivered to the Placement Agent for the benefit of the Subscribers a legal opinion with respect to such legal matters relating to this Agreement and the Offering as the Placement Agent may reasonably require.

                  4.2 The Company's obligation to sell the Securities at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions, which conditions may be waived at the option of the Company to the extent permitted by law:

                           (a) Acknowledgements, Representations and Warranties.
The acknowledgements, representations and warranties made by the Subscriber in
Section I hereof shall be true and correct in all respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date; provided, however, that any acknowledgement, representation or warranty made by


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the Subscriber that is not true and correct and as a result the Subscriber is not an "accredited investor" under Rule 501 under Regulation D of the Act or the Company is not able to rely upon a private placement exemption under Rule 506 under Regulation D of the Act for the issuance of the Securities will automatically be deemed to be material. If any such representations, warranties or acknowledgements shall not be true and accurate in any respect prior to the Closing, the undersigned shall give immediate written notice of such fact to the Company, to the Placement Agent, and to his representatives, if any, specifying which representations, warranties or acknowledgements are not true and accurate and the reason therefor.

                           (b) Covenants. All covenants, agreements and
conditions contained in this Agreement to be performed by the Subscriber on or prior to such purchase shall have been performed or complied with in all material respects.

                           (c) No Legal Order Pending. There shall not then be
in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

                           (d) No Law Prohibiting or Restricting Such Sale.
There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person to issue the Securities which consent or approval shall not have been obtained (except as may otherwise be provided in this Agreement).

V.       REGISTRATION RIGHTS.

                  5.1 As used in this Agreement, the following terms shall have the following meanings:

                           (a) "Affiliate" shall mean, with respect to any
Person (as defined below), any other Person controlling, controlled by, or under direct or indirect common control with, such Person (for the purposes of this definition "control," when used with respect to any specified Person, shall mean the power to direct the management and policies of such person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing).

                           (b) "Business Day" shall mean a day, Monday through
Friday, on which banks are generally open for business in each of New York, New York; Boston, Massachusetts; and Chicago, Illinois.

                           (c) "Holders" shall mean the Subscriber and any
person holding Registrable Securities as defined below, or any person to whom the rights under Section V have been transferred in accordance with Section 5.10 hereof, and who, if known by the Company, shall be specifically named by the Company as selling stockholders in the Registration Statement (as defined below).

                           (d) "Person" shall mean any person, individual,
corporation, limited liability company, partnership, trust or other nongovernmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).



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                           (e) The terms "register," "registered" and
"registration" refer to the registration effected by preparing and filing with the SEC a registration statement in compliance with the Act, and the declaration or ordering by the SEC of the effectiveness of such registration statement.

                           (f) "Registrable Securities" shall mean (i) the
Common Stock, and (ii) the shares of Common Stock issuable upon exercise of the Warrants; provided, however, that securities shall only be treated as Registrable Securities if and only for so long as they (A) have not been disposed of pursuant to a registration statement declared effective by the SEC,
(B) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale, (C) are held by a Holder or a permitted transferee pursuant to
Section 5.10 and (D) are held by a Holder that may sell all such securities of the Company then held by such Holder under Rule 144 under the Act in a three-month period.

                           (g) "Registration Expenses" shall mean all expenses
incurred by the Company in complying with Section 5.2 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and expenses of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to, or required by, any such registration (but excluding the aggregate fees of legal counsel for all Holders).

                           (h) "Registration Statement" shall have the meaning
ascribed to such term in Section 5.2 (a).

                           (i) "Registration Period" shall have the meaning
ascribed to such term in Section 5.4 (a).

                           (j) "Selling Expenses" shall mean all underwriting
discounts and selling commissions applicable to the sale of Registrable Securities and the aggregate fees and expenses of legal counsel for all Holders.

                  5.2 The Company shall, as soon as reasonably practicable, but not later than thirty (35) days after the Closing Date (the "Filing Date"), (i) use its reasonable best efforts to file with the SEC a registration statement on Form S-3 (or if not eligible for such form, on such other form on which the Company is eligible) (the "Registration Statement") with respect to the resale of the Registrable Securities and use its reasonable best efforts to have such Registration Statement declared effective by the SEC within 90 days from the Closing Date and (ii) cause such Registration Statement to remain effective for the Registration Period.

                  5.3 All Registration Expenses incurred in connection with any registration, qualification, exemption or compliance pursuant to Section 5.2 shall be borne by the Company. All Selling Expenses relating to the sale of securities registered by or on behalf of Holders shall be borne by such Holders pro rata on the basis of the number of securities so registered.

                  5.4 In the case of the registration, qualification, exemption or compliance effected by the Company pursuant to this Agreement, the Company shall, upon reasonable request, inform each Holder as to the status of such registration, qualification, exemption and compliance. At its expense the Company shall:

                           (a) use its reasonable best efforts to keep such
registration, and any qualification, exemption or compliance under state securities laws which the Holders reasonably request the Company to obtain, continuously effective as to all Registrable Securities until the earlier of:
(i) the Holders having completed the distribution of the Registrable Securities described in the Registration Statement relating thereto; or (ii) with respect to any Holder, such time as all Registrable Securities then held by such Holder may be sold in compliance with Rule 144 under the Act within any three-month period. The period of time during which the Company is required hereunder to keep the Registration Statement effective is referred to herein as "the Registration Period";

                           (b) advise the Holders (or in the case of (ii) below,
advise the Placement Agent):

                                    (i) when the Registration Statement or any
amendment thereto has been filed with the SEC and when the Registration Statement or any post-effective amendment thereto has become effective;

                                    (ii) of any request by the SEC for
amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

                                    (iii) of the issuance by the SEC of any stop
order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose;

                                    (iv) of the receipt by the Company of any
notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                                    (v) subject to the limitations set forth in
Section 5.7(b) hereof, of the happening of any event that requires the making of any changes in the Registration Statement or the prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in the light of the circumstances under which they were made) not misleading;

                           (c) make every reasonable effort to obtain the
withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time;

                           (d) furnish to each Holder, without charge, at least
one copy of such Registration Statement and any post-effective amendment or supplement thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (excluding those incorporated by reference) in the form filed with the SEC;

                           (e) during the Registration Period, deliver to each
Holder, without charge, a reasonable number of copies of the prospectus included in such Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents to the use, consistent with the provisions hereof, of the prospectus and any amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the prospectus and any amendment or supplement thereto;

                           (f) during the Registration Period, deliver to each
Holder, upon request, (i) a copy of the full Registration Statement (excluding exhibits); (ii) all exhibits excluded by the parenthetical to the immediately preceding clause (i); and (iii) such other documents as may be reasonably requested by the Holder.

                           (g) prior to any public offering of Registrable
Securities pursuant to the Registration Statement, register or qualify or obtain an exemption for the offer and sale under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request in writing, provided that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction, and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by the Registration Statement;

                           (h) cooperate with the Holders to facilitate the
timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to the Registration Statement, free of any restrictive legends to the extent not required at such time as determined by the Company after consultation with legal counsel and in such denominations and registered in such names as Holders may request;

                           (i) upon the occurrence of any event contemplated by
Section 5.4(b)(v) above, the Company shall promptly prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

                           (j) use its reasonable best efforts to comply in all
material respects with all applicable rules and regulations of the SEC, and make generally available to the Holders not later than 45 days (or 90 days if the fiscal quarter is the fourth fiscal quarter) after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs, an earnings statement satisfying the provisions of Section 11(a) of the Act.

                  5.5 The Holders shall have no right to take any action to restrain, enjoin or otherwise delay any registration pursuant to Section 5.2 hereof as a result of any controversy that may arise with respect to the interpretation or implementation of this Agreement.

                  5.6 (a) To the extent permitted by law, the Company shall indemnify each Holder, each underwriter of the Registrable Securities and each person controlling such Holder and each such underwriter within the meaning of
Section 15 of the Act, with respect to which any registration, qualification or compliance has been sought pursuant to this Agreement, against all claims, losses, expenses, costs, damages and liabilities (or action in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 5.6(c) below), arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus or offering circular, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, or (ii) any violation or alleged violation by the Company of the Act, the Exchange Act, or any rule or regulation promulgated under the Act or the Exchange Act, and shall reimburse each Holder, each underwriter of the Registrable Securities and each person controlling such Holder and each such underwriter, for reasonable legal and other expenses, in connection with investigating or defending any such claim, loss, damage, liability or action as and when incurred; provided that the Company shall not be liable in any such case to the extent that any untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder or underwriter and stated to be specifically for use in preparation of such registration statement, prospectus or offering circular; provided that the Company shall not be liable in any such case where the claim, loss, damage or liability arises out of or is related to the failure of the Holder to comply with the covenants and agreements contained in Section 5.7 hereof, and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement or alleged untrue statement or omission or alleged omission made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement becomes effective or in the amended prospectus filed with the SEC pursuant to Rule 424(b) of the Act or in the prospectus subject to completion under Rule 434 of the Act, which together meet the requirements of Section 10(a) of the Act (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any such Holder, any such underwriter or any such controlling person, if a copy of the Final Prospectus furnished by the Company to the Holder for delivery was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Act and the Final Prospectus would have cured the defect giving rise to such loss, liability, claim or damage. Notwithstanding any provision herein to the contrary, the Company shall reimburse each Holder, upon such Holder's demand, for all reasonably necessary expenses and costs which are incurred, as and when incurred, by such Holder as a result of the indemnification claims described in this Section 5.6(a). Such demand may be made from time to time prior to resolution of the claim. In no event shall the Company be liable for the expenses and costs of more than one attorney on behalf of the Holders unless in the reasonable judgment of a Holder, based upon written advice of its counsel, a conflict of interest exists between the Holders with respect to such claims, in which case the Company shall reimburse the Holders for additional attorneys.

                           (b) Each Holder will severally, if Registrable
Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter of the Registrable Securities and each person who controls the Company and each underwriter of the Registrable Securities within the meaning of Section 15 of the Act, against all claims, losses, expenses, costs, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 5.6(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus or offering circular, or any amendment or supplement thereof, incident to any such registration, qualification or compliance or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, and will reimburse the Company, such directors and officers, each underwriter of the Registrable Securities and each person controlling the Company and each underwriter of the Registrable Securities for reasonable legal and any other expenses or costs reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred, in each case to the extent, but only to the extent, that such untrue statement or omission or allegation thereof is made in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of the Holder and stated to be specifically for use in preparation of such registration statement, prospectus or offering circular; provided that the indemnity shall not apply to the extent that such claim, loss, damage or liability results from the fact that a current copy of the prospectus or offering circular was not made available to the Holder and such current copy of the prospectus or offering circular would have cured the defect giving rise to such loss, claim, expense, costs, damage or liability. Notwithstanding the foregoing, in no event shall a Holder be liable for any such claims, losses, expenses, costs, damages or liabilities in excess of the proceeds received by such Holder in that offering, except in the event of fraud by such Holder.

                           (c) Each party entitled to indemnification under this
Section 5.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense with its own counsel at such Indemnified Party's expense unless the named parties to any proceeding covered hereby (including any impleaded parties) include both the Company or any others the Company may designate and one or more Indemnified Persons, and representation of the Indemnified Persons and such other parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure is materially prejudicial to the Indemnifying Party in defending such claim or litigation. An Indemnifying Party shall not be liable for any settlement of an action or claim effected without its written consent (which consent will not be unreasonably withheld).

                           (d) If the indemnification provided for in this
Section 5.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, cost or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, cost or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage, cost or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied or which should have been supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  5.7 (a) Subject to the limitations set forth in Section
5.7(b) below, upon receipt of any notice from the Company of the happening of any event requiring the preparation of a supplement or amendment to a prospectus relating to Registrable Securities so that, as thereafter delivered to the Holders, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, each Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the registration statement contemplated by Section 5.2 until its receipt of copies of the supplemented or amended prospectus from the Company and, if so directed by the Company, each Holder shall deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

                           (b) Any Holder of the Company's outstanding Common
Stock shall suspend, upon request of the Company, any disposition of Registrable Securities pursuant to the Registration Statement and prospectus contemplated by
Section 5.2 during any period, not to exceed two 30-day periods within any 12-month period, when the Company determines in good faith that offers and sales pursuant thereto should not be made by reason of the presence of material undisclosed circumstances or developments with respect to which the disclosure that would be required in such a prospectus is premature, would have an adverse effect on the Company or is otherwise inadvisable. The period of time in which the disposition of Registrable Securities pursuant to the Registration Statement and prospectus is so suspended shall be referred to as a "Black-Out Period." The Company agrees to so advise the Holders promptly of the commencement and termination of any such Black-Out Period, and the Holders agree to keep the fact of such Black-Out Period confidential.

                           (c) As a condition to the inclusion of its
Registrable Securities, each Holder shall furnish to the Company such information regarding such Holder, the securities of the Company owned beneficially or of record by such Holder and the distribution proposed by such Holder as the Company may request in writing because it is required in connection with any registration, qualification or compliance referred to in this Section V. Any sale of any Registrable Securities by any Holder shall constitute a representation and warranty by such Holder that the required information relating to such Holder and its plan of distribution is as set forth in the prospectus delivered by such Holder in connection with such disposition, that such prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to such Holder or its plan of distribution and that such prospectus does not as of the time of such sale omit to state any material fact relating to such Holder or its plan of distribution necessary to make the statements in such prospectus, in the light of the circumstances under which they were made, not misleading.

                           (d) With respect to any sale of Registrable
Securities pursuant to a Registration Statement filed pursuant to this Section V, each Holder hereby covenants with the Company not to make any sale of the Registrable Securities without effectively causing the prospectus delivery requirements under the Act to be satisfied.

                           (e) Each Holder acknowledges and agrees that the
Registrable Securities sold pursuant to the Registration Statement described in this Section are not transferable on the books of the Company unless the stock certificate submitted to the transfer agent evidencing such Registrable Securities is accompanied by a certificate reasonably satisfactory to the Company to the effect that (i) the Registrable Securities have been sold in accordance with such Registration Statement and (ii) the requirement of delivering a current prospectus has been satisfied.

                           (f) Each Holder shall not take any action with
respect to any distribution deemed to be made pursuant to such registration statement, which would constitute a violation of Regulation M under the Exchange Act or any other applicable rule, regulation or law.

                           (g) At the end of the Registration Period, the
Holders of Registrable Securities included in the Registration Statement shall discontinue sales of shares pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such Registration Statement which remain unsold.

                  5.8 With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which at any time permit the sale of the Registrable Securities to the public without registration, the Company shall use its reasonable best efforts:

                           (a) to make and keep public information available, as
those terms are understood and defined in Rule 144 under the Act, at all times;

                           (b) to file with the SEC in a timely manner all
reports and other documents required of the Company under the Exchange Act; and

                           (c) so long as a Holder owns any Registrable
Securities, to furnish to such Holder upon any reasonable request a written statement by the Company as to its compliance with Rule 144 under the Act, and of the Exchange Act, and a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such securities without registration.

                  5.9 With the written consent of the Company and the Holders holding a majority of the Registrable Securities that are then outstanding, any provision of this Section V may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) or amended. Upon the effectuation of each such waiver or amendment, the Company shall promptly give written notice thereof to the Holders, if any, who have not previously received notice thereof or consented thereto in writing.

                  5.10 The rights and obligations of the Holders under this
Section V may not be assigned or transferred to or assumed by any transferee or assignee except (i) to a transferee that acquires at least 20% of such Holder's Registrable Securities or (ii) to an Affiliate or limited or general partner of a Holder; provided that such transfer was not in violation of this Agreement or the Securities Laws; and provided, further, that any person to whom the rights under this Section V have been transferred in accordance with this Section 5.10 has assumed the obligations of a Holder hereunder and a copy of such written assignment and assumption is provided to the Company.

VI.      MISCELLANEOUS

                  6.1 Any notice or other communication given hereunder shall be deemed sufficient in writing and sent by (a) telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received); or (b) registered or certified mail, return receipt requested, or delivered by hand against written receipt therefor, addressed to BioSante Pharmaceuticals, Inc., 111 Barclay Boulevard, Lincolnshire, Illinois 60069, Facsimile: (847) 478-9260, Attention:
Stephen M. Simes, with a copy to Leerink Swann & Company, One Federal Street, Boston, Massachusetts 02110, Facsimile (617) 918-4900, Attention: Stuart R. Barich. Notices shall be deemed to have been given or delivered on the date of mailing, except notices of change of address, which shall be deemed to have been given or delivered when received.

                  6.2 Except as set forth in Section 5.9, this Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

                  6.3 Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of

Securities as herein provided, subject to acceptance by the Company and the Placement Agent; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other subscribers and to add and/or delete other persons as subscribers.

                  6.4 Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Delaware without regard to principles of conflicts of law.

                  6.5 The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

                   6.6 It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

                   6.7 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

                   6.8 This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

                   6.9 The Subscriber agrees not to issue any public statement with respect to the Subscriber's investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company's prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

                  6.10 Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement, except for the Placement Agent and the holders of Registrable Securities.

                  6.11 Any pronoun herein shall include all genders and/or the plural or singular as appropriate from the context.

SIGNATURE PAGE                                    DATE SIGNED:            , 2004
                                                               -----------

NUMBER OF SHARES:
                                                              --------------

MULTIPLIED BY OFFERING PRICE PER SHARE:              x                 $6.00

EQUALS SUBSCRIPTION AMOUNT:                          =
                                                              --------------

--------------------------------------------------------------------------------
Warrants (multiply the number of shares by 15%):
                                                        ---------------
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
"INVESTOR" (Name in which securities should be issued)



By:
   -------------------------------------
Print Name:
           -----------------------------
Title:
      ----------------------------------

----------------------------------------
Address

----------------------------------------
City, State and Zip Code

----------------------------------------
Telephone-Business

----------------------------------------
Facsimile-Business

----------------------------------------
Tax ID # or Social Security #



*THE ATTACHED CERTIFICATE OF SIGNATORY MUST ALSO BE COMPLETED.

================================================================================
This Subscription Agreement is agreed to and accepted as of ____________, 2004.

                                       BIOSANTE PHARMACEUTICALS, INC.

                                       By:

                                       ------------------------------------
                                       Name:
                                       Title:

                            CERTIFICATE OF SIGNATORY

      (To be completed if Securities are being subscribed for by an entity)


                  I,______________________________, am the______________________

of _____________________________________________ (the "Entity").

         I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Securities, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

         IN WITNESS WHEREOF, I have set my hand this___ day of ____, 2004.


                                        ---------------------------------------
                                                      (Signature)